UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 3, 2025

Denali Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38311	46-3872213
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
161 Oyster Point Blvd.
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 866-8547
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DNLI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 3, 2025, Denali Therapeutics Inc. (the “Company”) entered into a registration rights agreement (the “Affiliate Registration Rights Agreement”) with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”), in connection with the election of Julian C. Baker as a director of the Company.
Pursuant to the Affiliate Registration Rights Agreement, the BBA Funds are entitled to certain resale registration rights with respect to shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) held by the BBA Funds (the “Affiliate Registrable Securities”). Following a request by the BBA Funds, the Company is obligated to file a resale registration statement on Form S-3, or other appropriate form, covering the Affiliate Registrable Securities. The Company has agreed to file such resale registration statement as promptly as reasonably practicable following such request, and in any event within 60 days of such request. The Company’s obligations to file such registration statement are subject to specified exceptions, and suspension and deferral rights as are set forth in the Affiliate Registration Rights Agreement. Under specified circumstances, the Company may also include securities of the Company in any such registration statement. The BBA Funds also have the right to one underwritten offering per calendar year, but no more than three underwritten offerings in total and not more than two underwritten offerings or “block trades” (as defined in the Affiliate Registration Rights Agreement) in any twelve-month period, to effect the sale or distribution of the Affiliate Registrable Securities, subject to certain exceptions, conditions and limitations.
The foregoing description of the Affiliate Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07     Submission of Matters to a Vote of Security Holders.
On June 3, 2025, the Company held its annual meeting of stockholders. Of the 145,242,212 shares of common stock outstanding as of April 9, 2025, the record date for the meeting, 131,067,862 shares of common stock were represented at the meeting in person or by proxy, constituting 90.2% of the outstanding common stock entitled to vote. The matters voted upon at the meeting and the vote with respect to each such matter are set forth below:
Proposal 1 - Election of Directors
Election of three Class II directors to hold office until the 2028 annual meeting of stockholders. Each of the following nominees was elected to serve as a Class II director, to hold office until the Company’s 2028 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified or his or her earlier resignation or removal.

Nominees	For	Withheld	Broker Non-Votes
Julian Baker	98,032,346	22,859,131	10,176,385
Peter Klein	106,248,604	14,642,873	10,176,385
Steve Krognes	64,815,389	56,076,088	10,176,385
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
130,831,208	194,182	42,472	—

Proposal 3 - Advisory Vote to Approve Executive Compensation
The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
109,412,774	10,796,945	681,758	10,176,385
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Affiliate Registration Rights Agreement, dated June 3, 2025, by and among the Company, Baker Brothers Life Sciences, L.P. and 667, L.P.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI THERAPEUTICS INC.

Date:	June 3, 2025	By:	/s/ Alexander O. Schuth
Alexander O. Schuth, M.D.
Chief Operating and Financial Officer